SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION OF

EVERGREEN BALANCED FUNDS

I.              Evergreen Asset Allocation Fund (the "Fund")

                Effective immediately, the GMO Inflation Indexed Bond Fund has been liquidated and is no longer available for investment.

Also effective immediately, the section entitled “DESCRIPTION OF UNDERLYING FUNDS” in the Fund’s prospectuses is amended to include the addition of the GMO Strategic Fixed Income Fund as follows:

	Investment Goal/Strategy	Benchmark
FIXED INCOME FUNDS
GMO Strategic Fixed Income Fund

Seeks total return in excess of its benchmark. The fund is a non-diversified investment company within the meaning of the 1940 Act. Typically invests in fixed income securities included in the fund’s benchmark and in securities with similar characteristics. Seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, invests at least 80% of its assets in fixed income investments. The Manager may implement its strategies: (i) directly by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter derivatives. To do so, the fund may invest in or use: (i) U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and foreign governments, corporate bonds, and asset-backed securities issued by private issuers; (ii) shares of GMO Short-Duration Collateral Fund (to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers and/or to generate a cash-like return for the fund’s synthetic positions); (iii) shares of GMO World Opportunity Overlay Fund (to gain exposure to global interest rate markets, mainly through GMO World Opportunity Overlay Fund’s use of interest rate swaps);  (iv) futures contracts, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets); and (v) sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of GMO Emerging Country Debt Fund (limited to 5% of the fund’s total assets). The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. Takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets. The Manager seeks to cause the duration of the fund’s portfolio to approximate that of its benchmark (generally 90 days). The Manager may, in the future, depending on the Manager’s assessment of interest rate conditions, change the fund’s benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

JPMorgan U.S. 3 Month Cash Index

                The list of underlying funds in the “Overview” section of the Fund’s prospectuses is amended to add GMO Strategic Fixed Income Fund.

The section entitled “UNDERLYING FUNDS” in the Fund’s Statement of Additional Information is amended to include the following in the sub-section “GMO FIXED INCOME FUNDS”:

GMO STRATEGIC FIXED INCOME FUND

Investment Objective: GMO Strategic Fixed Income Fund (“Strategic Fixed Income Fund”) seeks total return in excess of its benchmark.

Principal Investment Strategies: Strategic Fixed Income Fund typically invests in fixed income securities included in its benchmark and in securities with similar characteristics. Strategic Fixed Income Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, Strategic Fixed Income Fund invests at least 80% of its assets in fixed income investments.

The Manager may implement its strategies: (i) directly by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter derivatives. To do so, Strategic Fixed Income Fund may invest in or use:

U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and foreign governments, corporate bonds, and asset-backed securities issued by private issuers;

shares of GMO Short-Duration Collateral Fund (to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers and/or to generate a cash-like return for the fund’s synthetic positions);

shares of GMO World Opportunity Overlay Fund (to gain exposure to global interest rate markets, mainly through GMO World Opportunity Overlay Fund’s use of interest rate swaps);

futures contracts, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets); and

sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of GMO Emerging Country Debt Fund (limited to 5% of the fund’s total assets).

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. Takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets.

The Manager seeks to cause the duration of the fund’s portfolio to approximate that of its benchmark (generally 90 days). The Manager may, in the future, depending on the Manager’s assessment of interest rate conditions, change the fund’s benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

Benchmark: Strategic Fixed Income Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index.

Principal Risks: Principal risks of an investment in Strategic Fixed Income Fund include Interest Rate Risk, Currency Risk, Foreign Investment Risk, Derivatives Risk and Credit Risk. Other principal risks of an investment in Strategic Fixed Income Fund include Fund-of-Funds Risk, Non-Diversification Risk, Liquidity Risk, Leverage Risk, Focused Investment Risk, Management Risk and Large Shareholder Risk.

December 11, 2006                                                                                                                                               578187 (12/06)